UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 27, 2011

COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

(205) 250-8700
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Fourth Quarter Results
On January 27, 2011, Colonial Properties Trust (the “Trust,” and together with its subsidiaries, the “Company”) issued a press release announcing its results for the fourth quarter and year ended December 31, 2010, including the following information:

•
For the fourth quarter 2010, the Company reported a net loss available to common shareholders of $7.1 million, or $0.09 per diluted share, compared with a net loss available to common shareholders of $9.6 million, or $0.15 per diluted share, for the same period in 2009. For 2010, the Company reported a net loss available to common shareholders of $48.1 million, or $0.67 per diluted share, compared with net loss available to common shareholders of $0.5 million, or $0.01 per diluted share, for 2009. The change from the prior year is primarily attributable to a reduction in gains from the repurchase of unsecured senior notes and a decrease in gains on the sale of property, net of income taxes in 2010 compared with 2009.

•
Funds from Operations Available to Common Shareholders and Unitholders (FFO), a widely accepted measure of REIT performance, for the fourth quarter 2010 was $23.7 million, or $0.28 per diluted share, compared with $18.4 million, or $0.25 per diluted share, for the same period in 2009 (a reconciliation of net income (loss) available to common shareholders to FFO is included in Exhibit 99.3 to this Current Report on Form 8-K). The increase in fourth quarter of 2010 is primarily attributable to an increase in multifamily same-property net operating income (NOI) of 3.5 percent compared to fourth quarter 2009, and approximately $1.7 million of net gains recognized from the repurchase of $50.0 million of the then outstanding 7.25 percent Series B Cumulative Redeemable Preferred Units of Colonial Realty Limited Partnership, the Company's operating partnership (CRLP). FFO for 2010 was $81.3 million, or $1.02 per diluted share, compared with $128.9 million, or $2.09 per diluted share, for 2009. The change from the prior year is primarily attributable to a reduction in gains from the repurchase of unsecured senior notes and a decline in multifamily same-property NOI of 3.5 percent in 2010 compared with 2009 (a reconciliation of NOI to income/loss from continuing operations is included in Exhibit 99.3 to this Current Report on Form 8-K).

•
Results for the three months and year ended 2010 reflect the dilution resulting from the issuance of 462,500 common shares and 10.4 million common shares during the three months and year ended December 31, 2010, respectively, under three separate at-the-market equity offering programs.

•
During the fourth quarter 2010, the Company acquired the Villas at Brier Creek, a 364-unit Class A apartment community located in Raleigh, North Carolina, for $37.9 million. The apartment community was built in 2009 and was 94.2 percent occupied at December 31, 2010. The acquisition was funded through the Company's unsecured line of credit.

•
During the fourth quarter 2010, the Company completed the sale of its 50 percent interest in Parkway Place Mall in Huntsville, Alabama, to its joint venture partner CBL & Associates Properties, Inc. (CBL). The total consideration was $38.8 million, comprised of $17.9 million in cash and CBL's assumption of the Company's pro rata share of the joint venture's existing loan secured by the property, which was $20.9 million. Proceeds from the sale were used to repay a portion of the outstanding balance on the Company's unsecured line of credit.

•
During the fourth quarter 2010, the Trust put in place a new $100 million at-the-market equity offering program. The Trust issued 462,500 common shares during the fourth quarter 2010 at an average price of $18.06 per share for net proceeds of $8.2 million. During 2010, the Trust issued an aggregate of 10.4 million common shares at an average price of $15.24 per share under three separate at-the-market equity offering programs, two of which have been completed, for aggregate net proceeds of $156.2 million.

•
During the fourth quarter 2010, the Company repurchased $50 million of CRLP's outstanding 7.25 percent Series B Cumulative Redeemable Preferred Units for approximately $47 million (plus accrued but unpaid dividends), which represented a 6 percent discount, and resulted in a gain of approximately $1.7 million, net of issuance cost write-off, in the fourth quarter 2010.

•
During the fourth quarter 2010, the Company opened the first phase of Colonial Promenade Nord du Lac, a 248,000-square-foot retail center in Covington, Louisiana. The center is shadow anchored by Kohl's and includes Hobby Lobby, Academy Sports + Outdoors and Kirkland's. The first phase was 97.7 percent leased as of December 31, 2010.

•
During the fourth quarter 2010, the Company also commenced development of Colonial Grand at Hampton Preserve, a 486-unit apartment community located in Tampa, Florida. Total development costs, including land acquisition costs are expected to be $58.3 million. The development is expected to be completed in the fourth quarter of 2012.

•
On January 26, 2011, the Board of Trustees of the Trust approved a cash dividend of $0.15 per common share, payable February 14, 2011, to shareholders of record as of February 7, 2011, representing an ex-dividend date of February 3, 2011.

The Trust's Balance Sheet and Consolidated Statements of Income as of and for the fourth quarter and year ended December 31, 2010 are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively. The Trust's Funds from Operations Reconciliation, Reconciliation of Revenues, Expenses and NOI, and Shares and Units Outstanding, Weighted for the same period are attached to this Current Report on Form 8-K as Exhibit 99.3. The foregoing information and the exhibits contained in this Current Report on Form 8-K shall be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

The Company uses these non-GAAP financial measures, FFO and NOI, in this report. The definitions of these non-GAAP measures are summarized below. The Company believes that these measures are helpful to investors in measuring financial performance and comparing such performance to other REITs.

Funds from Operations - FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before non-controlling interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company believes that the line on its consolidated statements of income entitled “net income available to common shareholders” is the most directly comparable GAAP measure to FFO.
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income.
The Company's management believes that the use of FFO, combined with the required primary GAAP presentations, is fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. In addition to Company management evaluating the operating performance of its reportable segments based on FFO results, management uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to key employees.
Property Net Operating Income - The Company uses property NOI, including same store NOI, as an operating measure. NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less total property operating expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance and advertising). The Company believes that in order to facilitate a clear understanding of its operating results, NOI should be examined in conjunction with (loss) income from continuing operations as presented in the Company's consolidated financial statements. The Company also believes that NOI is an important supplemental measure of operating performance for a REIT's operating real estate because it provides a measure of the core operations, rather than factoring in depreciation and amortization, financing costs and general and administrative expenses. This measure is particularly useful, in the opinion of the Company, in evaluating the performance of geographic operations, same store groupings and individual properties. Additionally, the Company believes that NOI is a widely accepted measure of comparative operating performance in the real estate investment community. The Company believes that the line on its consolidated statements of income entitled "(loss) income from continuing operations" is the most directly comparable GAAP measure to NOI. In addition to Company management evaluating the operating performance of its reportable segments based on NOI results, management uses NOI, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to key employees.
The Company's method of calculating FFO and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor NOI should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity, nor is it indicative of sufficient cash flow to fund all of the Company's needs, including the Company's ability to make distributions.

United States Federal Income Tax Consequences - Sunset of Tax Provisions.

The Trust has filed as Exhibit 99.1 attached to and incorporated by reference in the Current Report on Form 8-K of the Trust, filed with the SEC on May 10, 2010 (the “May 2010 Form 8-K”), a description (as amended or supplemented from time to time) of certain material federal income tax consequences related to the taxation of the Trust as a real estate investment trust, or REIT, and the ownership and disposition of common shares of beneficial interest, par value $0.01 per share, of the Trust (the “common shares”). Several of the tax considerations described in Exhibit 99.1 to the May 2010 Form 8-K are subject to a sunset provision (see discussion under the heading “Other Tax Considerations-Sunset of Tax Provisions” in Exhibit 99.1 to the May 2010 Form 8-K). The sunset provisions generally provide that certain provisions that are currently in the Internal Revenue Code of 1986, as amended, are scheduled to revert back to a prior version of those provisions after a certain date. On December 17, 2010, the United States Congress enacted the 2010 Tax Relief Act (P.L. 111-312) extending, among other things, the application of certain reduced tax rates until December 31, 2012. As a result, among other things, for taxpayers taxed at individual rates, the maximum income tax rate for capital gains will remain at 15% (rather than increasing to 20%) and the maximum tax rate for qualified dividend income will remain at 15% rather than increasing to the regular rates on ordinary income.

Each potential investor in the Trust's common shares is urged to consult with its own tax advisor regarding the impact of the sunset provisions on the investor's particular tax consequences.

* * *
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K may constitute, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, economic, business and real estate conditions and markets, including recent deterioration in the economy and high unemployment in the U.S., together with the downturn in the overall U.S. housing market resulting in weakness in the multifamily market and the extent, strength and duration of the current recession or recovery; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate disposition and the resulting gains/losses associated with such dispositions; legislative or regulatory decisions; the Company's ability to continue to maintain its status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency actions on the cost and availability of new debt financings; level and volatility of interest or capitalization rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the Company assumes no responsibility to update the information in this Current Report on Form 8-K.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

This Current Report on Form 8-K is being filed on behalf of the Trust and CRLP to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to CLP only, CRLP only or both CLP and CRLP, as applicable.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
Attached as exhibits to this form are the documents listed below. The exhibits contained in this Current Report on Form 8-K shall be considered “filed” with the Securities and Exchange Commission for purposes of the Securities Exchange Act of 1934, as amended, and shall be incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit	Document

99.1	Balance Sheet of Colonial Properties Trust as of December 31, 2010

99.2	Consolidated Statements of Income of Colonial Properties Trust for the quarter ended December 31, 2010

99.3	Colonial Properties Trust's Fourth Quarter Funds from Operations (FFO) Reconciliation, Fourth Quarter
Reconciliation of Revenues, Expenses and NOI and Shares and Units Outstanding, Weighted

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

February 3, 2011	By:	/s/ C. Reynolds Thompson, III
C. Reynolds Thompson, III
President and Chief Financial Officer

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

February 3, 2011	By:	/s/ C. Reynolds Thompson, III
C. Reynolds Thompson, III
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document

99.1	Balance Sheet of Colonial Properties Trust as of December 31, 2010

99.2	Consolidated Statements of Income of Colonial Properties Trust for the quarter ended December 31, 2010

99.3	Colonial Properties Trust's Fourth Quarter Funds from Operations (FFO) Reconciliation, Fourth Quarter
Reconciliation of Revenues, Expenses and NOI and Shares and Units Outstanding, Weighted